UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                           ____________________

                                FORM 8-K

                            CURRENT REPORT
                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934



                               July 8, 2003
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             Date of report (Date of earliest event reported)



                          Minden Bancorp, Inc.
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            (Exact Name of Registrant as Specified in Charter)


        United States               000-49882                13-4203146
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(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
  of Incorporation)                                      Identification No.)


415 Main Street, Minden, Louisiana                              71058
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(Address of Principal Executive Offices)                     (Zip Code)


                                (318) 377-0523
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            (Registrant's telephone number, including area code)


                                Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)




ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

               The following exhibit is filed herewith.

          Exhibit Number           Description
          --------------           -----------

               99.1           Press Release dated July 8, 2003



ITEM 9.   Regulation FD Disclosure
          ------------------------

     On July 8, 2003, Minden Bancorp, Inc. (the "Company") announced the declaration of its second quarterly cash dividend.

     For additional information, reference is made to the Company's press release dated July 8, 2003 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.























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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MINDEN BANCORP, INC.



Date: July 11, 2003           By:  /s/ Becky T. Harrell
                                 ----------------------------------------
                                 Becky T. Harrell
                                 Treasurer and Chief Financial Officer

































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